UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2012

Date of reporting period: September 30, 2012

Item 1. Reports to Stockholders.

ANNUAL REPORT
September 30, 2012

Scharf Investments, LLC

SCHARF FUND

TABLE OF CONTENTS

To Our Shareholders	1
Investment Highlights	6
Expense Example	7
Sector Allocation of Portfolio Assets	9
Schedule of Investments	10
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	25
Notice to Shareholders	26
Information about Trustees and Officers	27
Privacy Notice	30

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TO OUR SHAREHOLDERS

PERFORMANCE AS OF 9/30/2012
Since Inception*
The Scharf Fund	14.46%
S&P 500® Index (with dividends reinvested)	16.44%

* Since inception performance is from 12/30/2011 to 9/30/2012.

As illustrated in the chart above, the Scharf Fund return was 14.46% compared to the 16.44% total return of the S&P 500® Index for the fiscal period ending September 30, 2012.  The key contributors to relative performance for the period were Apple Inc., Thermo Fisher Scientific, Inc., CME Group Inc., Oracle Corp., and Life Technologies Inc..  The key detractors from relative performance were the Fund’s cash holdings, Barrick Gold Corp., Advance Auto Parts Inc., Total SA, and Vodafone Group PLC.  At period end, the Fund had net assets of $37.9 million.

MARKET COMMENTARY

Final Divorce or Temporary Separation:  The Federal Reserve has been injecting liquidity into the U.S. economy since the advent of the first round of Quantitative Easing (“QE1”) in December 2008.  That was followed by QE2 in November 2010 and Operation Twist in September 2011.  This August, the Fed announced QE3, a program to purchase $40 billion of bonds monthly.  This program has no stated termination date and will continue until the outlook for the labor market improves.  The open-ended nature of QE3 is a major departure from past programs when the Fed committed to defined time frames and dollar amounts of stimulus to inject into the economy.  Despite the Fed’s efforts, the U.S. economy is struggling to grow with the slowest economic recovery in memory combined with the weak labor market.

While the economic impact of the Fed’s QE programs is open for debate, the additional stimulus has undeniably impacted asset prices.  Investors’ increasing focus on the Fed’s relentless expansion of its balance sheet has created a temporary separation between economic trends and the price of financial assets.  For example, the S&P 500 Index has risen nearly 15% before dividends this year even though earnings are only expected to increase 6%.  This has increased the S&P 500’s Price to Earnings (“P/E”) ratio which, in turn, lowers future returns and increases risk.  The S&P 500 Index appears to be approaching equilibrium where upside to the median high P/E and downside to the median low P/E are equal.  By contrast, our portfolio’s median P/E remains below its historical median low with significant upside potential to its historical median high.  In addition to this superior favorability ratio (a metric we use to measure upside return potential relative to downside risk), our portfolio has faster estimated earnings growth and a lower P/E.

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Going Negative:  For the first time since the third quarter of 2009, earnings are expected to decline on a year over year basis for the S&P 500 Index (excluding financials).  This is primarily a function of margin compression with roughly half of all S&P 500 companies expected to experience lower net margins in the quarter.  If sales growth continues to decelerate – growth is expected to slow from 10% in 2011 to 5% in 2012 – it will become increasingly difficult to raise or sustain margins.  Data from the Federal Reserve shows that after-tax corporate profit margins last quarter were historically high at 9.4% compared to a 50 year average of roughly 6.4%.  In our opinion, a decline toward average levels remains a substantial risk to future earnings growth for the S&P 500 Index.  We are mindful of this and have positioned the portfolio in higher quality companies which we believe offer better protection against margin erosion.

Outside of the U.S., most markets around the world have yet to recover from the financial crisis.  China remains more than 60% below its level at the end of 2007.  Europe and Japan are more than 40% lower.  As a result, we continue to find attractive opportunities overseas and retain a healthy dose of global exposure in the portfolio.

Election Blues:  The outcome of the upcoming election remains an important factor weighing on investors’ minds.  While we are carefully evaluating the impact on specific companies, the outcome of the election will not change a few basic facts.  The U.S. government debt/GDP ratio is in danger of reaching the critical 100% level within a few years while total debt/GDP is a staggering 325%.  The fiscal 2012 budget deficit was $1.1 trillion, marking the fourth year in a row where deficits have been above $1 trillion.  To put us on a sustainable long-term path, hard choices need to be made.  Even if politicians send us over the “Fiscal Cliff” by allowing $500 billion per year of tax cuts to expire and $100 billion per year of spending cuts to take effect in 2013, the U.S. is still projected to run long-term deficits.

Source: Congressional Budget Office	Source: Congressional Budget Office

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While going over the cliff improves the forecasted deficits, a $600 billion policy shift might well throw the economy back into recession.  Some economists estimate that it could subtract as much as 5% from GDP.  Alternatively, continuing to delay the inevitable portends another potential rating downgrade and a debt ceiling debacle that will likely rival the one that brought us to the fiscal cliff in the first place.  With choices like these, the term Pyrrhic victory comes to mind for the winners of the upcoming elections.

Given the uncertainties regarding the election, the potential adverse impact of the fiscal cliff, slowing earnings growth, as well as the never-ending troubles in Europe and slowing economic growth in China, we retain a healthy exposure to cash.  This cash should allow us to take advantage of opportunities that arise if, as we expect, the current divorce between economic trends and stock prices turns out to be nothing more than a temporary separation.

New Hope:  One thing that would make us more bullish is corporate tax reform.  The U.S. currently has the highest stated corporate tax rates in the world coupled with a system that taxes all profits of domestic companies at that rate regardless of where they are earned.  As a result, U.S. companies have hundreds of billions of dollars “trapped” offshore that cannot be used to expand and hire in the U.S.  By lowering the stated rate (the revenues could be made up through a combination of closing loopholes and increasing taxation at the shareholder level), companies would be incentivized to invest in the U.S.  Many of our companies should benefit from the reforms which have been talked about by both political parties.  We will continue to monitor the situation and react accordingly.

Regardless of which way the political and economic winds blow, history has shown that owning high quality companies at the right price rewards the patient investor.  Our current portfolio is historically undervalued which we believe should provide downside protection as well as strong upside potential if earnings growth materializes as expected.

INVESTMENT STRATEGY

While we are always mindful of how economic conditions and current events impact companies, macroeconomic forecasts are not the primary consideration in our decision-making process.  We focus the bulk of our energies on fundamental research and independent company analysis to identify securities which we believe are trading at significant discounts to fair value.  We use a bottom-up, valuation-oriented strategy because stocks with low valuation ratios have often outperformed stocks with higher valuation ratios over the long term.  By purchasing securities when they are at a discount to fair value, we also hope to mitigate downside risk.  In addition, the firm maintains a limited number of portfolios, favoring quality over quantity.  We focus

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only on our best ideas as we believe owning too many stocks is counterproductive to enhancing risk/reward.  Finally, we are style box agnostic and search for compelling investments in companies large and small, foreign and domestic.  To that end, we are optimistic about the current portfolio and believe the Fund should be well positioned for long-term investors.

As an example, Aflac Inc., the largest provider of supplemental insurance in the United States and the largest life insurer in Japan based on individual policies in force, was one of the Fund’s larger holdings during the fiscal period.  Aflac is a Fortune 500 company with year-end 2011 assets of $117 billion and over $22 billion in revenues.  The company has grown earnings at an annualized rate of 18% for the past 30 years with a relatively high degree of predictability.  In addition, Aflac maintains a superior return on equity versus many of its peers.  Despite all of this, Aflac’s valuation is currently near historical lows and has what we believe to be an outstanding favorability ratio.

IN CLOSING

For nearly 30 years, Scharf Investments has operated as an independent employee-owned firm dedicated to providing the highest quality investment management services.  During this time, the Firm has established a track record based on a disciplined investment approach.  That approach continues today with the Scharf Fund.

One of our core beliefs has always been that our personal interests should be aligned with those of our clients.  As such, every member of our investment team is invested alongside our clients.  On a personal level, as the first and one of the largest shareholders in the Fund, my family also has a significant interest in the Fund’s success.  As a shareholder, I hope you take comfort in the knowledge that having our own money invested alongside yours will be a powerful motivator to sharpen our focus and avoid excessive risks.

We thank you for the trust and confidence you have placed in us.  We welcome your comments and questions.

Brian Krawez
President and Portfolio Manager

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Mutual fund investing involves risk.  Principal loss is possible.  The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to volatility than a diversified fund.  The Fund may invest in securities representing equity or debt.  These securities may be issued by small- and medium-sized companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may invest in foreign securities which involve greater volatility, political, economic and currency risks, and differences in accounting methods.  The Fund may invest in ETFs or mutual funds, the risks of owning either generally reflecting the risks of owning the underlying securities held by the ETF or mutual fund.  The Fund follows an investment style that favors relatively low valuations.  Investment in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  You cannot invest directly in an index.

Price-to-Earnings Ratio (P/E) is a valuation ration ratio of a company’s current share price compared to its per-share earnings.

Return on Equity (ROE) is the amount of net income returned as percentage of shareholders equity.

The information provided herein represents the opinion of the fund manager and is not intended to be a forecast of future events or a guarantee of future results.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

Must be preceded or accompanied by a prospectus.  Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

The Scharf Fund is distributed by Quasar Distributors, LLC.

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Comparison of the change in value of a hypothetical $10,000 investment in the Scharf Fund vs. the S&P 500® Index.

Cumulative Total Return for the Period Ended 9/30/2012:

	Since Inception1
Scharf Fund	14.46%
S&P 500® Index	16.44%
Total Annual Fund Operating Expenses	2.59%
Total Net Operating Expenses	1.25	%2

Performance data quoted on this page represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273 (1-866-5SCHARF).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

1	The Fund commenced operations on December 30, 2011.
2
The Advisor has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses, until at least January 28, 2013 to ensure that the Net Annual Fund Operating Expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) do not exceed 1.25% of average daily net assets of the Fund.

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EXPENSE EXAMPLE at September 30, 2012 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. The Scharf Fund is a no-load mutual fund. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/12 – 9/30/12).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% per the operating expenses limitation agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in the first line of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transaction costs, such as sales charges (loads), redemption fees, or exchange fees.

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EXPENSE EXAMPLE at September 30, 2012 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	4/1/12	9/30/12	4/1/12 – 9/30/12
Actual	$1,000.00	$1,025.40	$6.33
Hypothetical (5% return	$1,000.00	$1,018.75	$6.31
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

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SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2012 (Unaudited)

Percentages represent market value as a percentage of total investments.

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SCHEDULE OF INVESTMENTS at September 30, 2012
Shares	COMMON STOCKS – 80.15%	Value
	Aerospace and Defense – 3.68%
14,915	Lockheed Martin Corp.	$1,392,763
	Automotive Parts and Accessories – Retail – 5.00%
27,698	Advance Auto Parts, Inc.	1,895,651
	Business Services – 1.50%
2,737	International Business Machines Corp.	567,791
	Conglomerates – 5.32%
16,807	Berkshire Hathaway, Inc. – Class B (a)	1,482,377
12,916	Loews Corp.	532,914
		2,015,291
	Direct Health and Medical
	Insurance Carriers – 3.94%
31,200	Aflac, Inc.	1,493,856
	Drug Distribution – Wholesale – 4.32%
19,011	McKesson Corp.	1,635,516
	Drug Stores – 4.20%
32,899	CVS Caremark Corp.	1,592,970
	Electronic Computer Manufacturing – 5.66%
3,211	Apple, Inc.	2,142,572
	Gold Ore Mining – 4.73%
42,872	Barrick Gold Corp. (b)	1,790,335
	Life Science Tools – 2.80%
21,714	Life Technologies Corp. (a)	1,061,380
	Oil and Gas Support Services – 3.21%
36,100	Halliburton Co.	1,216,209
	Petroleum Refining – 5.23%
9,418	Chevron Corp.	1,097,762
17,626	Total SA – ADR	883,063
		1,980,825
	Pharmaceutical Preparation
	and Manufacturing – 11.22%
6,996	Abbott Laboratories	479,646
5,439	Johnson & Johnson	374,801
29,415	Novartis AG – ADR	1,801,963

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS at September 30, 2012, Continued
Shares		Value
	Pharmaceutical Preparation
	and Manufacturing – 11.22% (Continued)
36,991	Sanofi – ADR	$1,592,832
		4,249,242
	Property and Casualty Insurance – 2.75%
31,785	American International Group, Inc. (a)	1,042,230
	Rail Transportation – 2.19%
9,991	Canadian Pacific Railway Ltd. (b)	828,154
	Restaurants – 1.54%
6,338	McDonalds Corp.	581,512
	Scientific Instrument Manufacturing – 2.93%
18,882	Thermo Fisher Scientific, Inc.	1,110,828
	Software Publishers – 6.72%
60,953	Microsoft Corp.	1,815,180
23,146	Oracle Corp.	728,868
		2,544,048
	Wireless Telecomm Carriers – 3.21%
42,719	Vodafone Group PLC – ADR	1,217,278
	TOTAL COMMON STOCKS
	(Cost $28,846,825)	30,358,451

	EXCHANGE-TRADED FUNDS – 2.02%
14,266	Market Vectors Gold Miners ETF	766,227
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $676,143)	766,227

	PUT OPTIONS – 0.06%
	Miscellaneous Investments (c)	24,600
	TOTAL PUT OPTIONS
	(Cost $65,133)	24,600

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS at September 30, 2012, Continued
Shares	SHORT-TERM INVESTMENTS – 17.74%	Value
6,718,561	First American Tax Free Obligations –
	Class Z, 0.00% (d)	$6,718,561
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $6,718,561)	6,718,561
	Total Investments in Securities
	(Cost $36,306,662) – 99.97%	37,867,839
	Other Assets in Excess of Liabilities – 0.03%	10,513
	NET ASSETS – 100.00%	$37,878,352

(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	Represents previously undisclosed securities which the Fund has held for less than one year.
(d)	Rate shown is the 7-day yield as of September 30, 2012.
ADR	American Depository Receipt
ETF	Exchange-Traded Fund

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES at September 30, 2012

ASSETS
Investments in securities, at value (identified cost $36,306,662)	$37,867,839
Receivables:
Fund shares issued	250,000
Dividends and interest	20,381
Prepaid expenses	20,116
Total assets	38,158,336
LIABILITIES
Payables:
Investments purchased	214,591
Advisory fees	24,779
Audit fees	14,900
Administration and fund accounting fees	8,557
Shareholder reporting	4,226
Transfer agent fees and expenses	3,954
Shareholder servicing fees	2,947
Legal fees	2,463
Chief Compliance Officer fee	2,000
Custody fees	1,425
Accrued other expenses	142
Total liabilities	279,984
NET ASSETS	$37,878,352
CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$37,878,352
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	1,379,080
Net asset value, offering and redemption price per share	$27.47
COMPOSITION OF NET ASSETS
Paid-in capital	$36,163,147
Undistributed net investment income	97,338
Accumulated net realized gain from investments and options	56,698
Net unrealized appreciation/(depreciation) on:
Investments and foreign currency	1,601,702
Options	(40,533)
Net unrealized appreciation on investments and options	1,561,169
Net assets	$37,878,352

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS For the Period Ended September 30, 2012*

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld of $24,364)	$272,068
Interest	73
Total income	272,141
Expenses
Advisory fees (Note 4)	138,444
Adminstration and fund accounting fees (Note 4)	38,378
Transfer agent fees and expenses (Note 4)	17,421
Audit fees	14,900
Shareholder servicing fees (Note 5)	13,984
Custody fees (Note 4)	9,226
Chief Compliance Officer fee (Note 4)	9,000
Registration fees	7,049
Reports to shareholders	4,400
Trustee fees	4,091
Legal fees	3,883
Miscellaneous expenses	1,416
Insurance expense	692
Total expenses	262,884
Less: advisory fee waiver (Note 4)	(88,081)
Net expenses	174,803
Net investment income	97,338
REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS AND OPTIONS
Net realized gain/(loss) on:
Investments and foreign currency	108,534
Options	(51,836)
Net change in unrealized appreciation/(depreciation) on:
Investments	1,601,702
Options	(40,533)
Net realized and unrealized gain on investments and options	1,617,867
Net Increase in Net Assets Resulting from Operations	$1,715,205

*  Commencement of operations on December 30, 2011.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

December 30, 2011**
to
September 30, 2012
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income	$97,338
Net realized gain from investments and options	56,698
Net change in unrealized appreciation/(depreciation) on:
Investments and foreign currency	1,601,702
Options	(40,533)
Net increase in net assets resulting from operations	1,715,205
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	36,163,147
Total increase in net assets	37,878,352
NET ASSETS
Beginning of period	—
End of period	$37,878,352
Undistributed net investment income	$97,338

(a)	A summary of share transactions is as follows:

	December 30, 2011**
	to
	September 30, 2012
	Shares	Paid-in Capital
Shares sold	1,430,497	$37,536,466
Shares redeemed*	(51,417)	(1,373,319)
Net increase	1,379,080	$36,163,147
* Net of redemption fees of		$2,290
** Commencement of operations.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

	December 30, 2011*
	to
	September 30, 2012
Net asset value, beginning of period	$24.00

Income from investment operations:
Net investment income	0.14	^
Net realized and unrealized gain on investments and options	3.33
Total from investment operations	3.47
Paid-in capital from redemption fees	0.00	^#
Net asset value, end of period	$27.47

Total return	14.46	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$37,878
Ratio of expenses to average net assets:
Before fee waivers	1.88	%†
After fee waivers	1.25	%†
Ratio of net investment income/(loss) to average net assets:
Before fee waivers	0.07	%†
After fee waivers	0.70	%†
Portfolio turnover rate	21.75	%‡

*	Commencement of operations.
^	Based on average shares outstanding.
†	Annualized.
‡	Not annualized.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

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NOTES TO FINANCIAL STATEMENTS at September 30, 2012

NOTE 1 – ORGANIZATION

The Scharf Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The investment objective of the Fund is to seek long-term capital appreciation.  The Fund commenced operations on December 30, 2011.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2012 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital

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NOTES TO FINANCIAL STATEMENTS at September 30, 2012, Continued

gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees:  The Fund charges a 2.00% redemption fee to shareholders who redeem shares held for 60 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. During the period ended September 30, 2012, the Fund retained $2,290 in redemption fees.

G.
Derivatives:  The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may invest in a wide range of derivatives, including call and put options, futures, credit default swaps, equity swaps and forward contracts, for hedging purposes as well as direct investment. There are risks involved in the use of options and futures, including the risk that the prices of the hedging vehicles may not correlate perfectly with the securities held by Fund. This may cause the futures or options to react differently from the Fund’s securities to market changes. In addition, the Adviser could be incorrect in its expectations for the direction or extent of market movements. In these events, the Fund could lose money on the options of futures contracts. It is also not certain that a secondary market for positions in options or futures contracts will exist at all times in which event the Fund will not be able to liquidate its positions without potentially incurring significant transactions costs. The Fund may enter into

SCHARF FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2012, Continued

forward currency contracts. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

As of September 30, 2012, the location of derivatives in the statement of assets and liabilities and the value of the derivative instruments categorized by risk exposure is as follows:

Derivative Type	Statement of Assets and Liabilities Location	Value
Equity Contract	Net Assets – unrealized depreciation	$(40,533)

The effect of derivative instruments on the statement of operations for the period ended September 30, 2012 is as follows:

Derivative Type	Location of Loss on Derivatives Recognized in Income	Value
Equity Contract	Change in unrealized depreciation on put options	$(40,533)
Equity Contract	Loss on options	$(51,836)

H.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of September 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

SCHARF FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2012, Continued

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  The Fund’s investments are carried at fair value. Securities, including common stocks and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Options:  Listed options that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (“Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee which is comprised of one or more trustees and representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator. The function of the Valuation Committee is to value securities where current and reliable market quotations are not

SCHARF FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2012, Continued

readily available. All actions taken by the Valuation Committee are reviewed and ratified by the Board.

Short-Term Securities:  Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$1,895,651	$—	$—	$1,895,651
Consumer Staples	1,592,970	—	—	1,592,970
Defense	1,392,763	—	—	1,392,763
Energy	3,197,034	—	—	3,197,034
Finance and Insurance	4,551,377	—	—	4,551,377
Food Services	581,512	—	—	581,512
Healthcare	8,056,966	—	—	8,056,966
Industrial	828,154	—	—	828,154
Information Technology	5,254,411	—	—	5,254,411
Mining	1,790,335	—	—	1,790,335
Telecommunications	1,217,278	—	—	1,217,278
Total Common Stocks	30,358,451	—	—	30,358,451
Exchange-Traded Funds	766,227	—	—	766,227
Put Options	24,600	—	—	24,600
Short-Term Investments	6,718,561	—	—	6,718,561
Total Investments in Securities	$37,867,839	$—	$—	$37,867,839

Refer to the Fund’s Schedule of Investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at September 30, 2012, the end of the reporting period. The Fund recognized no transfers to/from Level 1 or Level 2. There were no Level 3 securities held in the Fund during the period ended September 30, 2012.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance

SCHARF FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2012, Continued

requires retrospective application for all comparative periods presented. The Fund is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with Scharf Investments, LLC (the “Adviser”) pursuant to which the Adviser is responsible for providing investment management services to the Fund.  The Adviser furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Adviser is entitled to a fee, computed daily and payable monthly.  The Fund pays fees calculated at an annual rate of 0.99% based upon the average daily net assets of the Fund.  For the period ended September 30, 2012, the Fund incurred $138,444 in advisory fees.

The Fund is responsible for its own operating expenses. The Adviser has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses to 1.25% of average daily net assets of the Fund.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the period ended September 30, 2012, the Adviser reduced its fees in the amount of $88,081 for the Fund.

The expense limitation will remain in effect through at least January 28, 2013, and may be terminated only by the Trust’s Board of Trustees.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2015	$88,081

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the

SCHARF FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2012, Continued

Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Fund. U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

For the period ended September 30, 2012, the Fund incurred the following expenses for transfer agency, administration and fund accounting, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$38,378
Custody	9,226
Chief Compliance Officer	9,000
Transfer Agency (a)	8,215

(a) Does not include out-of-pocket expenses

At September 30, 2012, the Fund had payables due to USBFS for administration and fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank, N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$8,557
Chief Compliance Officer	2,000
Transfer Agency (a)	1,903
Custody	1,425

(a) Does not include out-of-pocket expenses

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Trust are employees of the Administrator.

NOTE 5 – SHAREHOLDER SERVICING FEE

The Fund has entered into a Shareholder Servicing Agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of 0.10% of the average daily net assets of the Fund.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the

SCHARF FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2012, Continued

Adviser for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the period ended September 30, 2012, the Fund incurred shareholder servicing fees of $13,984 under the Agreement.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the period ended September 30, 2012, the cost of purchases and the proceeds from sales of securities (excluding short-term securities) were $32,846,616 and $3,432,183, respectively.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2012 , the components of capital on a tax basis was as follows:

Cost of investments	$36,316,338
Gross tax unrealized appreciation	$1,989,610
Gross tax unrealized depreciation	(438,109)
Net tax unrealized appreciation	1,551,501
Undistributed ordinary income	163,712
Undistributed long-term capital gains	—
Total distributable earnings	163,712
Other accumulated gains/(losses)	(8)
Total accumulated earnings/(losses)	$1,715,205

The difference between book-basis and tax basis unrealized appreciation is attributable primary to the tax deferral of losses on wash sales.  The Fund did not make a distribution during the period ended September 30, 2012.

SCHARF FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of:
Scharf Fund

We have audited the accompanying statement of assets and liabilities of the Scharf Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of September 30, 2012, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period December 30, 2011 (commencement of operations) to September 30, 2012.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scharf Fund, as of September 30, 2012, and the results of its operations, the changes in its net assets, and the financial highlights for the period December 30, 2011 (commencement of operations) to September 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 26, 2012

SCHARF FUND

NOTICE TO SHAREHOLDERS at September 30, 2012 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-572-4273 (1-866-5SCHARF) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling 1-866-572-4273 (1-866-5SCHARF). Furthermore, once filed you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Fund’s Form N-Q is also available by calling 1-866-572-4273 (1-866-5SCHARF).

SCHARF FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operation of the Fund and execute policies formulated by the Trustees.

Independent Trustees(1)

		Term of		Number of
		Office		Portfolios	Other
	Position	and	Principal	in Fund	Directorships
	Held	Length	Occupation	Complex	Held During
Name, Address	with the	of Time	During Past	Overseen by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years
Donald E. O’Connor	Trustee	Indefinite	Retired; former Financial	1	Trustee,
(age 76)		term since	Consultant and former		Advisors
615 E. Michigan Street		February	Executive Vice President		Series Trust
Milwaukee, WI 53202		1997.	and Chief Operating		(for series not
			Officer of ICI Mutual		affiliated with
			Insurance Company		the Fund);
			(until January 1997).		Trustee, The
Forward Funds
(34 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 78)		term since	President, Hotchkis and		Advisors
615 E. Michigan Street		May 2002.	Wiley Funds (mutual		Series Trust
Milwaukee, WI 53202			funds) (1985 to 1993).		(for series not
affiliated with
the Fund);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly Senior	1	Trustee,
(age 72)		term since	Vice President, Federal		Advisors
615 E. Michigan Street		February	Home Loan Bank of		Series Trust
Milwaukee, WI 53202		1997.	San Francisco.		(for series not
affiliated with
the Fund).
Interested Trustee

Joe D. Redwine(3)	Interested	Indefinite	President, CEO, U.S.	1	Trustee,
(age 65)	Trustee	term since	Bancorp Fund Services,		Advisors
615 E. Michigan Street		September	LLC (May 1991 to		Series Trust
Milwaukee, WI 53202		2008.	present).		(for series not
affiliated with
the Fund).

SCHARF FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Officers

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years
Joe D. Redwine	Chairman and	Indefinite	President, CEO, U.S. Bancorp Fund
(age 65)	Chief Executive	term since	Services, LLC (May 1991 to present).
615 E. Michigan Street	Officer	September 2007.
Milwaukee, WI 53202

Douglas G. Hess	President and	Indefinite	Senior Vice President, Compliance and
(age 45)	Principal	term since	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Executive Officer	June 2003.	Services, LLC (March 1997 to present).
Milwaukee, WI 53202

Cheryl L. King	Treasurer and	Indefinite	Vice President, Compliance and
(age 51)	Principal	term since	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Financial Officer	December 2007.	Services, LLC (October 1998 to
Milwaukee, WI 53202			present).

Michael L. Ceccato	Vice President,	Indefinite	Vice President, U.S. Bancorp Fund
(age 55)	Chief Compliance	term since	Services, LLC (February 2008 to
615 E. Michigan Street	Officer and	September 2009.	present); General Counsel/Controller,
Milwaukee, WI 53202	AML Officer		Steinhafels, Inc. (September 1995 to
February 2008).

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel,
(age 47)		term since	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		June 2007.	(May 2006 to present); Senior Counsel,
Milwaukee, WI 53202			Wells Fargo Funds Management, LLC
(May 2005 to May 2006); Senior
Counsel, Strong Financial Corporation
(January 2002 to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

SCHARF FUND

HOUSEHOLDING

In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statement and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-572-4273 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

SCHARF FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Adviser
Scharf Investments, LLC
5619 Scotts Valley Drive, Suite 140
Scotts Valley, CA 95066

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(866) 572-4273

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul Hastings LLP
77 East 55th Street
New York, NY 10022

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call (866)-5SCHARF.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the Registrant believes that the business experience and financial literacy provided by each member of the audit committee collectively offers the Registrant adequate oversight given the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for this fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 9/30/2012
Audit Fees	$11,900
Audit-Related Fees	N/A
Tax Fees	$3,000
All Other Fees	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 9/30/2012
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2012
Registrant	N/A
Registrant’s Investment Adviser	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

 (b)  Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date    12/3/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date    12/3/12

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date    12/3/12

* Print the name and title of each signing officer under his or her signature